================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-08031

                        SELIGMAN VALUE FUND SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  50606 Ameriprise Financial Center, Minneapolis, Minnesota           55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (612) 671-1947

Date of fiscal year end:      12/31

Date of reporting period:     12/31

================================================================================

Annual Report
and Prospectus                                                   (SELIGMAN LOGO)

SELIGMAN VALUE FUNDS
SELIGMAN LARGE-CAP VALUE FUND
SELIGMAN SMALLER-CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009
(Prospectus also enclosed)

EACH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail each Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

  Seligman Large-Cap Value Fund....    2

  Seligman Smaller-Cap Value Fund..    5

Manager Commentary.................    8

  Seligman Large-Cap Value Fund....    8

  Seligman Smaller-Cap Value Fund..   14

The Funds' Long-term Performance...   20

Fund Expenses Examples.............   24

Portfolios of Investments..........   29

Statements of Assets and
  Liabilities......................   37

Statements of Operations...........   39

Statements of Changes in Net
  Assets...........................   40

Financial Highlights...............   44

Notes to Financial Statements......   54

Report of Independent Registered
  Public Accounting Firm...........   74

Federal Income Tax Information.....   76

Board Members and Officers.........   77

Proxy Voting.......................   81





--------------------------------------------------------------------------------
                                   SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

Seligman Large-Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Large-Cap Value Fund (the Fund) Class A shares gained 26.07%
  (excluding sales charge) for the 12 month period ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which advanced 19.69% during the same 12 months.

> The Fund also outperformed its peer group, as represented by the Lipper Large-
  Cap Value Funds Index, which rose 24.96% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Large-Cap Value Fund
  Class A (excluding sales
  charge)                         +26.07%   -4.78%   +1.42%   +3.13%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     +19.69%   -8.96%   -0.25%   +2.47%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)         +26.46%   -5.63%   +0.42%   -0.95%
---------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                           +24.96%   -6.91%   +0.28%   +0.85%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT DEC. 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/25/97)                  +26.07%   -4.78%   +1.42%   +3.13%      N/A
---------------------------------------------------------------------------
Class B (inception
  4/25/97)                  +25.10%   -5.50%   +0.67%   +2.36%      N/A
---------------------------------------------------------------------------
Class C (inception
  5/27/99)                  +25.07%   -5.47%   +0.69%   +2.37%      N/A
---------------------------------------------------------------------------
Class I (inception
  8/3/09)                      N/A      N/A      N/A      N/A     +8.41%**
---------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                  +25.69%   -5.08%   +1.14%     N/A     +7.30%
---------------------------------------------------------------------------
Class R3 (inception
  8/3/09)                      N/A      N/A      N/A      N/A     +8.17%**
---------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                      N/A      N/A      N/A      N/A     +8.29%**
---------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                 +26.72%   -4.27%   +2.01%     N/A     +2.67%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  4/25/97)                  +18.78%   -6.64%   +0.22%   +2.53%      N/A
---------------------------------------------------------------------------
Class B (inception
  4/25/97)                  +20.10%   -6.45%   +0.28%   +2.36%      N/A
---------------------------------------------------------------------------
Class C (inception
  5/27/99)                  +24.07%   -5.47%   +0.69%   +2.37%      N/A
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                                   SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

Seligman Large-Cap Value Fund

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

A portfolio with fewer holdings, such as Seligman Large-Cap Value Fund, may be subject to greater volatility than a portfolio with a greater number of holdings.


--------------------------------------------------------------------------------
4  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Seligman Smaller-Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Smaller-Cap Value Fund (the Fund) Class A shares gained 36.40%
  (excluding sales charge) for the 12 months ended Dec. 31, 2009.

> The Fund significantly outperformed its benchmark, the Russell 2000(R) Value
  Index, which advanced 20.58% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Small-
  Cap Core Funds Index, which rose 34.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Smaller-Cap Value Fund
  Class A (excluding sales
  charge)                         +36.40%   -5.18%   +0.06%   +8.13%
---------------------------------------------------------------------
Russell 2000 Value Index
  (unmanaged)                     +20.58%   -8.22%   -0.01%   +8.27%
---------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                           +34.50%   -4.06%   +1.55%   +5.24%
---------------------------------------------------------------------
Lipper Small-Cap Value Funds
  Index                           +33.00%   -5.17%   +1.42%   +8.73%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                                   SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

Seligman Smaller-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT DEC. 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/25/97)                 +36.40%   -5.18%   +0.06%   +8.13%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/25/97)                 +35.48%   -5.90%   -0.69%   +7.33%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +35.56%   -5.84%   -0.65%   +7.35%       N/A
--------------------------------------------------------------------------
Class I (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +12.56%**
--------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                 +36.01%   -5.47%   -0.21%     N/A      +7.86%
--------------------------------------------------------------------------
Class R3 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +12.35%**
--------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +12.48%**
--------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                +37.35%   -4.59%   +0.66%     N/A      +6.53%
--------------------------------------------------------------------------

With sales charge
Class A (inception
  4/25/97)                 +28.60%   -7.04%   -1.12%   +7.50%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/25/97)                 +30.48%   -6.68%   -0.98%   +7.33%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +34.56%   -5.84%   -0.65%   +7.35%       N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
6  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

A portfolio with fewer holdings, such as Seligman Smaller-Cap Value Fund, may be subject to greater volatility than a portfolio with a greater number of holdings. Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
                                   SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY -------------------------------------------------------------

Seligman Large-Cap Value Fund

Dear Shareholder,

Seligman Large-Cap Value Fund (the Fund) Class A shares gained 26.07% (excluding sales charge) for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 19.69% during the same 12 months. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 24.96% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. In response, we saw a concerted effort by every major country to bolster financial firms, particularly banks, and to stimulate the global economy. The positive impact, along with strong first quarter corporate earnings, alleviated fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the environment progressively improved. We

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     14.2%
------------------------------------------------
Consumer Staples                           14.7%
------------------------------------------------
Energy                                     10.6%
------------------------------------------------
Financials                                 23.4%
------------------------------------------------
Health Care                                 9.9%
------------------------------------------------
Industrials                                15.8%
------------------------------------------------

Information Technology                      2.8%
------------------------------------------------
Materials                                   6.1%
------------------------------------------------
Utilities                                   2.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
8  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund

characterize 2009 as a healing year and the stock markets seemed to anticipate that healing early on.

We believe strongly that having a disciplined investment process and sticking with it in the face of fear and uncertainty enabled the Fund to outpace the Russell Index for the fiscal year. We maintained a fully-invested equity position throughout the year; we didn't raise cash and we didn't shift the portfolio to a defensive posture. In keeping with our discipline, we were discriminating buyers as other investors ran for the sidelines.

Early on and through most of the year, we kept the portfolio overweight in the financial sector when many value managers were reducing exposure. For example, we held on to MORGAN STANLEY, which many investors would have been tempted to sell when its stock price fell into the teens. The stock recovered strongly and was a leading contributor to relative performance during the year. BANK OF AMERICA was another key contributor. On the negative side, U.S. BANCORP detracted from relative return.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Bank of America                             4.1%
------------------------------------------------
Tyson Foods Cl A                            3.6%
------------------------------------------------
United Technologies                         3.4%
------------------------------------------------
Humana                                      3.4%
------------------------------------------------
Baxter Intl                                 3.3%
------------------------------------------------
EI du Pont de Nemours & Co                  3.2%
------------------------------------------------
CSX                                         3.2%
------------------------------------------------
General Dynamics                            3.1%
------------------------------------------------
Gap                                         3.1%
------------------------------------------------
Bristol-Myers Squibb                        3.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                                   SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Seligman Large-Cap Value Fund

We also believed that 2009 was an opportune time to own consumer-related stocks as we had confidence that consumers would resume spending. High-end retailer NORDSTROM, which we purchased in the latter part of the year, and other retail stocks such as THE GAP had a positive effect on the Fund's results.

The portfolio had a significant emphasis on industrial stocks, an allocation that performed well, particularly due to strong stock selection. Two railroads, UNION PACIFIC and CSX, added value, as did aerospace and defense contractors GENERAL DYNAMICS, which we added to the portfolio later in the year, and UNITED TECHNOLOGIES. Heavy equipment maker CATERPILLAR detracted from relative return. Holdings of tobacco stocks, typically a defensive group, also had a positive effect on relative return.

Avoiding telecommunications stocks and maintaining a smaller position in utilities, relative to the Russell Index, had a negative effect on relative performance. Other individual detractors from relative return included KRAFT FOODS, crude oil refiner VALERO ENERGY and health care insurer HUMANA.

CHANGES TO THE FUND'S PORTFOLIO
For the most part, we made few changes to the portfolio, though it is important to note that we added to existing positions at opportune times and as money became available for investment.

We added a few new positions including GENERAL DYNAMICS whose price dropped to levels we thought were incredibly low, WAL-MART STORES, whose stock price finally appeared attractive to us based on its valuation and positive fundamental changes being implemented by management, and SHERWIN-WILLIAMS, which we believe should benefit when the housing market recovers. As mentioned above, we also bought NORDSTROM, which has cut costs, effectively managed inventory and maintained reasonable sales despite the downturn.

We sold the Fund's holdings of KRAFT FOODS and MEDTRONIC. When we buy a stock, we identify specific factors that we believe will drive the stock's price higher. If our reason for owning the stock no longer holds true, we sell the stock. In the case of Kraft, we thought lower commodity prices would enable the company to maintain or expand its profit

--------------------------------------------------------------------------------
10  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund


margins. That did not happen, and when we saw no other near-term benefits for owning Kraft, we decided there were better opportunities elsewhere. MEDTRONIC'S original business, heart pacemakers, has leveled off and we do not see consistent strength across its full business line. In our view, Medtronic had also become fully priced, making it less attractive, given our value style.

To summarize the portfolio's sector positioning at year end, the consumer discretionary, consumer staples and industrials positions were larger than those of the Russell Index, while the energy, telecommunications and utilities positions were smaller.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 -- currently, global economies are improving, interest rates are low and inflation continues to remain muted. As a result, we believe equities could advance further from current levels, though any gains are likely to be at a slower pace than we saw for much of 2009.

We are optimistic about corporate profits as we believe companies are operating quite lean and current inventories are low. As demand rises and companies increase production, they should be able to raise prices. In the short term, we believe inventory restocking may fuel further gains in U.S. Gross Domestic Product and may help alleviate the high unemployment rate as companies hire workers (though some on a temporary basis) to help meet demand. As employment improves, consumer confidence will likely improve as well.



  Going forward, we expect the market to shift from a rally that lifts most stocks, to one that specifically rewards successful companies.






--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

Seligman Large-Cap Value Fund

Eventually, we believe the Federal Reserve Board will raise interest rates as the recovery takes a firmer hold. This may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.

Stock market gains in 2009 were largely driven by institutional investors, while individual investors, as a group, have not yet come back to stocks. At some point they will and that should provide further impetus for rising stock prices. In our view, companies that have made dramatic cost cuts are well-positioned for strong earnings gains. Going forward, we expect the market to shift from a rally that lifts most stocks, to one that specifically rewards successful companies.



(PHOTO - NEIL EIGEN)                                                  (PHOTO - RICHARD ROSEN)

Neil Eigen                                                            Richard Rosen
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
12  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

MANAGER COMMENTARY -------------------------------------------------------------

Seligman Smaller-Cap Value Fund

Dear Shareholder,

Seligman Smaller-Cap Value Fund (the Fund) Class A shares gained 36.40% (excluding sales charge) for the 12 months ended Dec. 31, 2009. The Fund significantly outperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which advanced 20.58% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which rose 34.50% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. A concerted effort by major countries to bolster financial firms and stimulate the global economy alleviated those fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the environment progressively improved.

We believe strongly that having a disciplined investment process and sticking with it enabled the Fund to outpace the Russell Index for the fiscal year. The small-cap arena tends to be more volatile and it's easy for

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                     10.3%
------------------------------------------------
Consumer Staples                            8.0%
------------------------------------------------
Energy                                      4.4%
------------------------------------------------
Financials                                 15.4%
------------------------------------------------
Health Care                                 7.1%
------------------------------------------------
Industrials                                29.4%
------------------------------------------------
Information Technology                     21.1%
------------------------------------------------
Materials                                   4.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
14  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund


investors to lose confidence in a stock. Understanding the fundamentals of the companies in the portfolio helped us maintain our faith in their ability to navigate tough times. Thus, when a stock's valuation suffered, we followed our discipline as others bailed out. We believe this strong conviction in our holdings is what made the difference in the Fund's return this year.

The Fund's positioning in the financial sector had the largest positive effect on relative performance for the year. The financials weighting was much smaller than that of the Russell Index and the portfolio had no exposure to commercial banks -- both of which proved advantageous. Smaller banks were vulnerable to real estate exposure and limited capital. Within the financials group, we did own small insurance companies, which performed better than regional banks during the year. We took advantage of a sell off in LINCOLN NATIONAL to add the stock to the portfolio. Its stock was selling far below book value because many investors apparently thought the company, which offers investment and insurance products, was headed for bankruptcy. Lincoln National

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Delta Air Lines                             4.0%
------------------------------------------------
WellCare Health Plans                       3.8%
------------------------------------------------
ON Semiconductor                            3.5%
------------------------------------------------
Varian Semiconductor Equipment Associates   3.4%
------------------------------------------------
Continental Airlines Cl B                   3.4%
------------------------------------------------
F5 Networks                                 3.4%
------------------------------------------------
Quest Software                              3.2%
------------------------------------------------
Sotheby's                                   3.2%
------------------------------------------------
Lincoln Natl                                3.1%
------------------------------------------------
Herbalife                                   2.9%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  15

MANAGER COMMENTARY (continued) -------------------------------------------------

Seligman Smaller-Cap Value Fund


subsequently rebounded and was among the Fund's largest contributors to relative return for the fiscal year.

The portfolio had a larger information technology weighting than the Russell Index, an advantage since the technology sector performed so well. Stock selection within the sector was an even more significant contributor to relative return. Several semiconductor stocks had a notable positive effect on relative return, including ON SEMICONDUCTOR and VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES. Communications equipment company F5 NETWORKS was also a leading contributor for the year.

The portfolio's positioning in the health care sector added value, largely due to effective stock selection. WELLCARE HEALTH PLANS was a key contributor for the fiscal year. The company provides Medicare health plans -- mainly in Florida, but in other states as well. As with many health care stocks, Wellcare's stock price had declined on fear that proposed reform would drive private companies out of business. We evaluated the company's fundamentals and noted that, despite fears about reform, analysts were not cutting the stock's earnings estimates. We found no reason for the stock's declining as much as it did, so we increased the Fund's position in Wellcare. The stock has since rebounded strongly from its low of last year.

Having a smaller materials position than the Russell Index was disadvantageous. Selection among materials stocks also detracted, mainly because we held no metal and mining companies or paper stocks in the portfolio. These groups advanced sharply on expectations for an improving global economy and rising demand from China. Having a larger industrials weighting than the Russell Index also detracted from relative return. Individual detractors from relative return included DELTA AIRLINES, CONTINENTAL AIRLINES and property/casualty insurer W.R. BERKLEY.

CHANGES TO THE FUND'S PORTFOLIO
We believe the prospects for technology spending remain positive, particularly because many companies cut spending so sharply as part of their previous cost-reduction efforts. As of year-end, the portfolio had a large overweight in the technology sector relative to the Russell Index.


--------------------------------------------------------------------------------
16  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund

The portfolio's exposure to financials stocks was also significant at year end, though it was smaller than that of the Russell Index. We believe the long-term outlook for financial stocks is positive, even with the possibility of further regulatory reform. The interest rate environment is quite favorable for lenders, and, after slashing costs, many financial services organizations may deliver outsized earnings gains if revenue normalizes.

During the year, we added a number of new stocks to the portfolio. These include AEGEAN MARINE PETROLEUM NETWORK, a marine fuel logistics company whose tankers provide fuel to ships at sea and in port. We also added truck manufacturer NAVISTAR INTERNATIONAL. With the economy improving and the truck fleet in the U.S. in need of significant replacement, we believe Navistar offers favorable growth potential.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 -- global economies are improving, interest rates are low and inflation remains muted. As a result, we believe equities could advance further from current levels, though any gains are likely to be at a slower pace than we saw for much of 2009.

Eventually, as the recovery takes hold, the Federal Reserve Board will likely raise interest rates. This may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.



  We believe strongly that having a disciplined investment process and sticking with it enabled the Fund to outpace the Russell Index for the fiscal year.






--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  17

MANAGER COMMENTARY (continued) -------------------------------------------------

Seligman Smaller-Cap Value Fund

Last year's stock market gains were largely driven by institutional investors, while individual investors, as a group, have not yet come back to stocks. They will eventually return, providing further impetus for rising stock prices.

We remain optimistic about small-cap stock performance as well. Currently, we do not think the stocks are overvalued and the universe is very large, so we have had no trouble finding what we believe are attractive stocks. Since most small-cap companies are domestic, with a few specific products, they tend to be very responsive to economic activity. Of course, we do not know how strong the economy will be, but we think it will be stronger than last year and, in that scenario, we believe these companies have the potential for impressive earnings results.



(PHOTO - NEIL EIGEN)                                                  (PHOTO - RICHARD ROSEN)

Neil Eigen                                                            Richard Rosen
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
18  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Seligman Large-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Large-Cap Value Fund Class A shares (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 1000(R) Value Index, the S&P 500 Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Value Funds Average. In comparing the Fund's Class A shares to the indices and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN LARGE-CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,878    $8,136   $10,112    $12,828
------------------------------------------------------------------------------------------
     Average annual total return                    +18.78%    -6.64%    +0.22%     +2.53%
------------------------------------------------------------------------------------------

RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                    $11,969    $7,546    $9,875    $12,767
------------------------------------------------------------------------------------------
     Average annual total return                    +19.69%    -8.96%    -0.25%     +2.47%
------------------------------------------------------------------------------------------

S&P 500 INDEX(2)
     Cumulative value of $10,000                    $12,646    $8,405   $10,211     $9,091
------------------------------------------------------------------------------------------
     Average annual total return                    +26.46%    -5.63%    +0.42%     -0.95%
------------------------------------------------------------------------------------------

LIPPER LARGE-CAP VALUE FUNDS INDEX(3)
     Cumulative value of $10,000                    $12,496    $8,066   $10,139    $10,882
------------------------------------------------------------------------------------------
     Average annual total return                    +24.96%    -6.91%    +0.28%     +0.85%
------------------------------------------------------------------------------------------

LIPPER LARGE-CAP VALUE FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $12,316    $7,894    $9,876    $12,412
------------------------------------------------------------------------------------------
     Average annual total return                    +23.16%    -7.58%    -0.25%     +2.05%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
20  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN LARGE-CAP VALUE FUND LINE GRAPH)

                 SELIGMAN LARGE-CAP
                     VALUE FUND
                       CLASS A                                                LIPPER LARGE-CAP    LIPPER LARGE-CAP
                   (INCLUDES SALES     RUSSELL 1000        S&P 500            VALUE FUNDS         VALUE FUNDS
                       CHARGE)        VALUE INDEX(1)       INDEX(2)             INDEX(3)           AVERAGE(4)
                 ------------------   --------------      ---------       ------------------    ----------------
12/99                 $ 9,425            $10,000           $10,000              $10,000             $10,000
3/00                    9,125             10,048            10,229               10,015               9,974
6/00                    9,087              9,577             9,958                9,801               9,784
9/00                   10,682             10,330             9,861               10,159              10,416
12/00                  12,166             10,701             9,090               10,195              10,913
3/01                   11,716             10,075             8,012                9,405              10,415
6/01                   11,877             10,567             8,481                9,823              10,923
9/01                   10,285              9,409             7,236                8,573               9,668
12/01                  10,968             10,103             8,009                9,321              10,538
3/02                   11,089             10,517             8,031                9,500              10,799
6/02                    9,362              9,621             6,955                8,472               9,754
9/02                    6,999              7,815             5,754                6,892               7,970
12/02                   7,585              8,535             6,239                7,487               8,600
3/03                    6,994              8,120             6,043                7,121               8,169
6/03                    8,511              9,522             6,973                8,292               9,535
9/03                    8,928              9,719             7,157                8,453               9,737
12/03                  10,337             11,098             8,029                9,583              11,036
3/04                   10,460             11,434             8,165                9,815              11,295
6/04                   10,923             11,535             8,305                9,918              11,424
9/04                   10,778             11,713             8,150                9,864              11,409
12/04                  11,959             12,929             8,902               10,733              12,478
3/05                   12,227             12,940             8,711               10,644              12,419
6/05                   12,309             13,157             8,830               10,786              12,556
9/05                   12,525             13,668             9,149               11,196              13,028
12/05                  13,164             13,840             9,339               11,405              13,249
3/06                   13,658             14,662             9,733               11,907              13,876
6/06                   13,585             14,748             9,593               11,914              13,882
9/06                   13,966             15,666            10,136               12,605              14,649
12/06                  14,864             16,919            10,815               13,490              15,690
3/07                   15,173             17,129            10,884               13,591              15,841
6/07                   16,573             17,973            11,567               14,471              16,816
9/07                   16,615             17,929            11,802               14,499              16,791
12/07                  16,206             16,890            11,409               13,822              16,004
3/08                   15,042             15,417            10,332               12,504              14,511
6/08                   14,403             14,598            10,050               12,078              13,901
9/08                   13,352             13,706             9,209               11,035              12,833
12/08                  10,177             10,666             7,188                8,708              10,083
3/09                    8,822              8,878             6,396                7,684               8,764
6/09                   10,853             10,360             7,415                8,940              10,210
9/09                   12,582             12,250             8,573               10,361              11,872
12/09                  12,828             12,767             9,091               10,882              12,412




(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Value Funds Index (the Lipper Index) includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(4) The Lipper Large-Cap Value Funds Average (the Lipper Average) measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Index replaced the Lipper Average as one of the Fund's secondary benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  21

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

Seligman Smaller-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Smaller-Cap Value Fund Class A shares (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index, the Lipper Small-Cap Value Funds Index, the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average. In comparing the Fund's Class A shares to these indices and averages, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and averages. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN SMALLER-CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $12,860    $8,033    $9,453    $20,608
------------------------------------------------------------------------------------------
     Average annual total return                    +28.60%    -7.04%    -1.12%     +7.50%
------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
     Cumulative value of $10,000                    $12,058    $7,732    $9,997    $22,138
------------------------------------------------------------------------------------------
     Average annual total return                    +20.58%    -8.22%    -0.01%     +8.27%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,450    $8,830   $10,798    $16,664
------------------------------------------------------------------------------------------
     Average annual total return                    +34.50%    -4.06%    +1.55%     +5.24%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(3)
     Cumulative value of $10,000                    $13,300    $8,527   $10,732    $23,086
------------------------------------------------------------------------------------------
     Average annual total return                    +33.00%    -5.17%    +1.42%     +8.73%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $13,196    $8,396   $10,329    $18,317
------------------------------------------------------------------------------------------
     Average annual total return                    +31.96%    -5.66%    +0.65%     +5.86%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS AVERAGE(5)
     Cumulative value of $10,000                    $13,243    $8,293   $10,463    $21,893
------------------------------------------------------------------------------------------
     Average annual total return                    +32.43%    -6.05%    +0.91%     +8.11%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 6.


--------------------------------------------------------------------------------
22  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN SMALLER-CAP VALUE FUND LINE GRAPH)

                SELIGMAN SMALLER-CAP
                     VALUE FUND
                       CLASS A                            LIPPER SMALL-CAP      LIPPER SMALL-CAP      LIPPER SMALL-CAP
                   (INCLUDES SALES       RUSSELL 2000         CORE FUNDS            VALUE FUNDS          CORE FUNDS
                       CHARGE)          VALUE INDEX(1)         INDEX(2)              INDEX(3)            AVERAGE(4)
                --------------------    --------------    -----------------     -----------------     ----------------
12/99                  $ 9,425               $10,000           $10,000                $10,000               $10,000
3/00                     9,604                10,382            11,032                 10,360                10,898
6/00                     9,580                10,585            10,855                 10,496                10,879
9/00                    10,712                11,362            11,160                 11,217                11,392
12/00                   11,928                12,283            10,693                 11,610                11,302
3/01                    11,726                12,402             9,880                 11,898                10,720
6/01                    13,013                13,845            11,398                 13,410                12,243
9/01                    11,583                11,999             9,404                 11,478                10,276
12/01                   13,859                14,005            11,455                 13,608                12,223
3/02                    14,776                15,347            11,864                 14,694                12,955
6/02                    13,704                15,021            10,835                 14,095                12,105
9/02                    10,856                11,823             8,746                 11,440                 9,857
12/02                   11,440                12,405             9,252                 12,083                10,345
3/03                    10,809                11,775             8,775                 11,387                 9,837
6/03                    13,526                14,450            10,578                 13,985                11,866
9/03                    14,634                15,567            11,351                 15,308                12,796
12/03                   17,041                18,115            13,037                 17,827                14,678
3/04                    18,232                19,368            13,832                 18,890                15,537
6/04                    18,423                19,532            14,048                 19,200                15,743
9/04                    17,970                19,561            13,847                 19,089                15,491
12/04                   20,549                22,144            15,431                 21,509                17,495
3/05                    19,460                21,263            14,948                 21,134                16,995
6/05                    19,092                22,343            15,406                 21,796                17,564
9/05                    19,092                23,034            16,325                 22,808                18,546
12/05                   19,915                23,187            16,597                 23,112                18,771
3/06                    22,709                26,318            18,525                 25,783                20,973
6/06                    21,224                25,607            17,643                 24,907                20,077
9/06                    21,334                26,260            17,462                 25,025                19,990
12/06                   24,174                28,631            18,871                 27,071                21,636
3/07                    24,831                29,049            19,464                 27,932                22,319
6/07                    27,006                29,718            20,672                 29,400                23,569
9/07                    27,133                27,858            20,084                 27,705                22,813
12/07                   25,687                25,832            19,234                 25,834                21,607
3/08                    21,783                24,146            17,467                 24,159                19,582
6/08                    21,541                23,289            17,881                 23,701                19,769
9/08                    19,298                24,445            16,628                 23,174                18,715
12/08                   15,109                18,360            12,389                 17,356                13,896
3/09                    12,604                14,754            10,971                 14,961                12,149
6/09                    16,352                17,410            13,410                 18,162                14,763
9/09                    19,479                21,362            15,948                 22,151                17,521
12/09                   20,608                22,138            16,664                 23,086                18,317
                LIPPER SMALL-CAP
                   VALUE FUNDS
                   AVERAGE(5)
                ----------------
12/99                $10,000
3/00                  10,439
6/00                  10,494
9/00                  11,230
12/00                 11,793
3/01                  11,884
6/01                  13,451
9/01                  11,692
12/01                 13,711
3/02                  14,952
6/02                  14,354
9/02                  11,552
12/02                 12,186
3/03                  11,556
6/03                  14,012
9/03                  15,061
12/03                 17,445
3/04                  18,529
6/04                  18,838
9/04                  18,648
12/04                 20,958
3/05                  20,614
6/05                  21,200
9/05                  22,190
12/05                 22,494
3/06                  24,948
6/06                  24,107
9/06                  24,151
12/06                 26,173
3/07                  26,930
6/07                  28,275
9/07                  26,577
12/07                 24,850
3/08                  23,097
6/08                  22,663
9/08                  22,300
12/08                 16,508
3/09                  14,033
6/09                  17,321
9/09                  21,059
12/09                 21,893




(1) The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index (the Lipper Index) includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(3) The Lipper Small-Cap Value Funds Index (the Lipper Index) includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.*
(4) The Lipper Small-Cap Core Funds Average (the Lipper Average) measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. The Lipper Average's returns include net reinvested dividends.*
(5) The Lipper Small-Cap Value Funds Average (the Lipper Average) measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. The Lipper Average's returns include net reinvested dividends.*
* On Jan. 1, 2010, the Lipper Indices replaced the Lipper Averages as the Fund's secondary benchmarks. A Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas a Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Indices and the Lipper Averages will be included for a one-year transition period. Thereafter, only the Lipper Indices will be included.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  23

FUND EXPENSES EXAMPLES ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
24  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund


                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                JULY 1, 2009(a)  DEC. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,182.10        $ 7.54         1.37%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.30        $ 6.97         1.37%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,177.50        $11.91         2.17%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.27        $11.02         2.17%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,177.30        $11.85         2.16%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.32        $10.97         2.16%
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,084.10        $ 3.81          .89%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.72        $ 4.53          .89%
--------------------------------------------------------------------------------------------

Class R2
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,180.20        $ 9.51         1.73%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,016.48        $ 8.79         1.73%
--------------------------------------------------------------------------------------------

Class R3
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,081.70        $ 6.29         1.47%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,017.80        $ 7.48         1.47%
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,082.90        $ 5.18         1.21%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.11        $ 6.16         1.21%

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  25

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                JULY 1, 2009(a)  DEC. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class R5
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,185.10        $ 5.34          .97%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.32        $ 4.94          .97%
--------------------------------------------------------------------------------------------



(a) The beginning account values for Classes I, R3 and R4 are as of the close of business on Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of July 1, 2009 for hypothetical expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Classes I, R3 and R4 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Dec. 31, 2009: +18.21% for Class A, +17.75% for Class B, +17.73% for Class C, +18.02% for Class R2 and +18.51% for Class R5.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009: +8.41% for Class I, +8.17% for Class R3 and +8.29% for Class R4.


--------------------------------------------------------------------------------
26  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund


                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                JULY 1, 2009(a)  DEC. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,260.30        $ 7.92(e)      1.39%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.20        $ 7.07(e)      1.39%
-------------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,255.60        $12.28(e)      2.16%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.32        $10.97(e)      2.16%
-------------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,256.50        $12.63(e)      2.22%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,014.01        $11.27(e)      2.22%
-------------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,125.60        $ 3.84(e)       .88%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.77        $ 4.48(e)       .88%
-------------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,257.60        $10.02(e)      1.76%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,016.33        $ 8.94(e)      1.76%
-------------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,123.50        $ 6.28(e)      1.44%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,017.95        $ 7.32(e)      1.44%
-------------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,124.80        $ 5.15(e)      1.18%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.26        $ 6.01(e)      1.18%

-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  27

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                JULY 1, 2009(a)  DEC. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,263.00        $ 5.70(e)      1.00%
-------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.16        $ 5.09(e)      1.00%
-------------------------------------------------------------------------------------------------



(a) The beginning account values for Classes I, R3 and R4 are as of the close of business on Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of July 1, 2009 for hypothetical expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Classes I, R3 and R4 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Dec. 31, 2009: +26.03% for Class A, +25.56% for Class B, +25.65% for Class C, +25.76% for Class R2 and +26.30% for Class R5.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009: +12.56% for Class I, +12.35% for Class R3 and +12.48% for Class R4.
(e) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 28, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.18% for Class R4 and 0.93% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 10, 2009. Had this change been in place for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $7.58 for Class A, $11.94 for Class B, $11.89 for Class C, $9.56 for Class R2, $6.24 for Class R3 and $5.30 for Class R5; the hypothetical expenses paid would have been $6.77 for Class A, $10.66 for Class B, $10.61 for Class C, $8.54 for Class R2, $7.27 for Class R3 and $4.74 for Class R5. The actual and hypothetical expenses for Classes I and R4 would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
28  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

Seligman Large-Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (9.5%)
General Dynamics                                        130,000            $8,862,100
Honeywell Intl                                          210,000             8,232,000
United Technologies                                     140,000             9,717,400
                                                                      ---------------
Total                                                                      26,811,500
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.6%)
Morgan Stanley                                          248,000             7,340,800
-------------------------------------------------------------------------------------

CHEMICALS (6.1%)
EI du Pont de Nemours & Co                              270,000             9,090,900
Praxair                                                 100,000             8,031,000
                                                                      ---------------
Total                                                                      17,121,900
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.0%)
US Bancorp                                              380,000             8,553,800
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.8%)
Juniper Networks                                        300,000(b,c)        8,001,000
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.0%)
Bank of America                                         770,000            11,596,200
JPMorgan Chase & Co                                     200,000             8,334,000
                                                                      ---------------
Total                                                                      19,930,200
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.6%)
Costco Wholesale                                        140,000(c)          8,283,800
Wal-Mart Stores                                         140,000             7,483,000
                                                                      ---------------
Total                                                                      15,766,800
-------------------------------------------------------------------------------------

FOOD PRODUCTS (3.6%)
Tyson Foods Cl A                                        835,000(c)         10,245,450
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Baxter Intl                                             160,000             9,388,800
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Humana                                                  220,000(b)          9,655,800
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.5%)
AES                                                     530,000(b)          7,054,300
-------------------------------------------------------------------------------------

INSURANCE (10.7%)
MetLife                                                 210,000             7,423,500
Prudential Financial                                    160,000(c)          7,961,600
Travelers Companies                                     160,000             7,977,600
Unum Group                                              350,000(c)          6,832,000
                                                                      ---------------
Total                                                                      30,194,700
-------------------------------------------------------------------------------------

MACHINERY (0.6%)
Caterpillar                                              30,000             1,709,700
-------------------------------------------------------------------------------------

MULTILINE RETAIL (5.3%)
JC Penney                                               250,000(c)          6,652,500
Nordstrom                                               220,000(c)          8,267,600
                                                                      ---------------
Total                                                                      14,920,100
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.7%)
Chevron                                                 110,000             8,468,900
Marathon Oil                                            220,000             6,868,400
Valero Energy                                           365,000             6,113,750
Williams Companies                                      400,000             8,432,000
                                                                      ---------------
Total                                                                      29,883,050
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.1%)
Bristol-Myers Squibb                                    345,000             8,711,250
-------------------------------------------------------------------------------------

ROAD & RAIL (5.7%)
CSX                                                     185,000             8,970,650
Union Pacific                                           110,000             7,029,000
                                                                      ---------------
Total                                                                      15,999,650
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.9%)
Gap                                                     420,000             8,799,000
Lowe's Companies                                        360,000             8,420,400
Sherwin-Williams                                        130,000(c)          8,014,500
                                                                      ---------------
Total                                                                      25,233,900
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman Large-Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (5.5%)
Altria Group                                            425,000            $8,342,750
Philip Morris Intl                                      150,000             7,228,500
                                                                      ---------------
Total                                                                      15,571,250
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $262,802,021)                                                     $282,093,950
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (15.1%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     42,571,172           $42,571,172
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $42,571,172)                                                       $42,571,172
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $305,373,193)(d)                                                  $324,665,122
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(d) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $308,674,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $28,151,834
     Unrealized depreciation                         (12,161,698)
     -----------------------------------------------------------
     Net unrealized appreciation                     $15,990,136
     -----------------------------------------------------------





--------------------------------------------------------------------------------
30  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman Large-Cap Value Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $282,093,950          $--             $--        $282,093,950
---------------------------------------------------------------------------------------------
Total Equity Securities          282,093,950           --              --         282,093,950
---------------------------------------------------------------------------------------------
Other
  Investments of Cash
    Collateral Received
    for Securities on Loan        42,571,172           --              --          42,571,172
---------------------------------------------------------------------------------------------
Total Other                       42,571,172           --              --          42,571,172
---------------------------------------------------------------------------------------------
Total                           $324,665,122          $--             $--        $324,665,122
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
32  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

Seligman Smaller-Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Cubic                                                   220,000            $8,206,000
-------------------------------------------------------------------------------------

AIRLINES (7.4%)
Continental Airlines Cl B                               600,000(b,d)       10,752,000
Delta Air Lines                                       1,100,000(b,d)       12,518,000
                                                                      ---------------
Total                                                                      23,270,000
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Central European Distribution                           260,000(b,d)        7,386,600
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Minerals Technologies                                   105,000             5,719,350
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.0%)
Brink's                                                 210,000             5,111,400
Waste Connections                                       220,000(b,d)        7,334,800
                                                                      ---------------
Total                                                                      12,446,200
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.4%)
F5 Networks                                             200,000(b,d)       10,596,000
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.3%)
Shaw Group                                              250,000(b,d)        7,187,500
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.5%)
Owens-Illinois                                          235,000(b)          7,724,450
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (3.2%)
Sotheby's                                               450,000(d)         10,116,000
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (7.5%)
Belden                                                  325,000             7,124,000
EnerSys                                                 390,000(b)          8,529,300
Thomas & Betts                                          220,000(b)          7,873,800
                                                                      ---------------
Total                                                                      23,527,100
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.4%)
Exterran Holdings                                       245,000(b,d)        5,255,250
TETRA Technologies                                      780,000(b,d)        8,642,400
                                                                      ---------------
Total                                                                      13,897,650
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.8%)
Smithfield Foods                                        570,000(b,d)        8,658,300
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Analogic                                                 58,800(d)          2,264,388
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
Select Medical Holdings                                 100,465(b)          1,066,938
WellCare Health Plans                                   325,034(b)         11,948,250
                                                                      ---------------
Total                                                                      13,015,188
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (2.2%)
Eclipsys                                                380,000(b)          7,037,600
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.9%)
Burger King Holdings                                    160,500(d)          3,020,610
Penn Natl Gaming                                        260,000(b)          7,066,800
Texas Roadhouse                                         740,000(b,d)        8,310,200
                                                                      ---------------
Total                                                                      18,397,610
-------------------------------------------------------------------------------------

INSURANCE (15.4%)
Aspen Insurance Holdings                                320,000(c)          8,144,000
Endurance Specialty Holdings                            224,000(c)          8,339,520
Hanover Insurance Group                                 186,000(d)          8,263,980
Infinity Property & Casualty                            175,000             7,112,000
Lincoln Natl                                            390,000             9,703,200
WR Berkley                                              270,000(d)          6,652,800
                                                                      ---------------
Total                                                                      48,215,500
-------------------------------------------------------------------------------------

IT SERVICES (2.1%)
CACI Intl Cl A                                          135,000(b,d)        6,594,750
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman Smaller-Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (1.9%)
Mueller Inds                                            230,000            $5,713,200
Navistar Intl                                             7,000(b)            270,550
                                                                      ---------------
Total                                                                       5,983,750
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Fred's Cl A                                             375,000(d)          3,825,000
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (2.9%)
Herbalife                                               225,000(c)          9,128,250
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.3%)
School Specialty                                        305,000(b,d)        7,133,950
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.8%)
Cypress Semiconductor                                   828,000(b,d)        8,743,680
ON Semiconductor                                      1,260,000(b,d)       11,100,600
Varian Semiconductor Equipment Associates               300,000(b,d)       10,764,000
                                                                      ---------------
Total                                                                      30,608,280
-------------------------------------------------------------------------------------

SOFTWARE (5.9%)
Lawson Software                                       1,250,000(b,d)        8,312,500
Quest Software                                          550,000(b)         10,120,000
                                                                      ---------------
Total                                                                      18,432,500
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.4%)
Aegean Marine Petroleum Network                         159,000(c)          4,369,320
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $223,055,785)                                                     $313,741,236
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (20.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     64,096,027           $64,096,027
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $64,096,027)                                                       $64,096,027
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $287,151,812)(e)                                                  $377,837,263
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 9.57% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(e) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $287,851,193 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $95,370,417
     Unrealized depreciation                          (5,384,347)
     -----------------------------------------------------------
     Net unrealized appreciation                     $89,986,070
     -----------------------------------------------------------





--------------------------------------------------------------------------------
34  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman Smaller-Cap Value Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $313,741,236          $--             $--        $313,741,236
---------------------------------------------------------------------------------------------
Total Equity Securities          313,741,236           --              --         313,741,236
---------------------------------------------------------------------------------------------
Other
  Investments of Cash
    Collateral Received
    for Securities on Loan        64,096,027           --              --          64,096,027
---------------------------------------------------------------------------------------------
Total Other                       64,096,027           --              --          64,096,027
---------------------------------------------------------------------------------------------
Total                           $377,837,263          $--             $--        $377,837,263
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
36  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------


                                                                          SELIGMAN           SELIGMAN
                                                                   LARGE-CAP VALUE  SMALLER-CAP VALUE
DEC. 31, 2009                                                                 FUND               FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
    (identified cost $262,802,021 and $223,055,785)                   $282,093,950      $ 313,741,236
  Investments of cash collateral received for securities on loan
    (identified cost $42,571,172 and $64,096,027)                       42,571,172         64,096,027
-----------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $305,373,193 and $287,151,812)                      324,665,122        377,837,263
Capital shares receivable                                                  701,240            444,181
Dividends and accrued interest receivable                                  476,948             36,138
Receivable for investment securities sold                                       --            889,787
-----------------------------------------------------------------------------------------------------
Total assets                                                           325,843,310        379,207,369
-----------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                              24,879            208,598
Capital shares payable                                                     707,897          1,296,722
Payable upon return of securities loaned                                42,571,172         64,096,027
Accrued investment management services fee                                   5,901              8,145
Accrued distribution fees                                                  115,480            135,277
Accrued transfer agency fees                                               111,217             99,541
Accrued administrative services fees                                           469                697
Accrued plan administration services fees                                    3,451              4,420
Other accrued expenses                                                      70,284            119,102
-----------------------------------------------------------------------------------------------------
Total liabilities                                                       43,610,750         65,968,529
-----------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                    $282,232,560      $ 313,238,840

-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  37

STATEMENTS OF ASSETS AND LIABILITIES (continued)  ------------------------------

                                                                          SELIGMAN           SELIGMAN
                                                                   LARGE-CAP VALUE  SMALLER-CAP VALUE
DEC. 31, 2009                                                                 FUND               FUND
REPRESENTED BY
Capital stock -- $.001 par value                                      $     23,111      $      25,601
Additional paid-in capital                                             266,223,682        376,576,624
Undistributed (excess of distributions over) net investment
  income                                                                 1,294,762             (6,242)
Accumulated net realized gain (loss)                                    (5,067,817)      (154,042,594)
Unrealized appreciation (depreciation) on investments                   19,758,822         90,685,451
-----------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                       $282,232,560      $ 313,238,840
-----------------------------------------------------------------------------------------------------
*Value of securities on loan                                          $ 40,967,728      $  61,710,085
-----------------------------------------------------------------------------------------------------



Net assets applicable to
  outstanding shares:       Class A      $202,826,281   $221,181,372
                            Class B      $  5,889,617   $ 26,499,678
                            Class C      $ 40,629,661   $ 46,625,791
                            Class I      $ 23,869,523   $  6,299,696
                            Class R2     $  8,288,348   $ 10,777,562
                            Class R3     $      5,402   $      5,568
                            Class R4     $      5,412   $     41,632
                            Class R5     $    718,316   $  1,807,541
Outstanding shares of
  capital stock:            Class A        16,478,708     17,565,526
                            Class B           506,900      2,376,033
                            Class C         3,493,324      4,175,990
                            Class I         1,894,164        471,820
                            Class R2          679,748        872,458
                            Class R3              443            450
                            Class R4              430          3,122
                            Class R5           56,928        135,374
Net asset value per
  share:                    Class A(1)   $      12.31   $      12.59
                            Class B      $      11.62   $      11.15
                            Class C      $      11.63   $      11.17
                            Class I      $      12.60   $      13.35
                            Class R2     $      12.19   $      12.35
                            Class R3     $      12.19   $      12.37
                            Class R4     $      12.59   $      13.34
                            Class R5     $      12.62   $      13.35
--------------------------------------------------------------------



(1) The maximum offering price per share for Class A for Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund is $13.06 and $13.36, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
38  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS -------------------------------------------------------


                                                                          SELIGMAN           SELIGMAN
                                                                   LARGE-CAP VALUE  SMALLER-CAP VALUE
YEAR ENDED DEC. 31, 2009                                                      FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                              $ 4,757,803       $    987,328
Income distributions from affiliated money market fund                       2,262                 19
Income from securities lending -- net                                       16,667             29,215
-----------------------------------------------------------------------------------------------------
Total income                                                             4,776,732          1,016,562
-----------------------------------------------------------------------------------------------------
Expenses:
Investment management services fee                                       1,486,938          1,687,329
Distribution fees
  Class A                                                                  324,397            274,250
  Class B                                                                   67,910            132,950
  Class C                                                                  372,709            382,137
  Class R2                                                                  34,736             43,885
  Class R3                                                                       6                  5
Transfer agency fees
  Class A                                                                  527,923            640,761
  Class B                                                                   37,365             79,950
  Class C                                                                  195,347            263,203
  Class R2                                                                  28,044             39,149
  Class R3                                                                       1                  1
  Class R4                                                                       1                  7
  Class R5                                                                  24,396             12,210
Administrative services fees                                                76,758             96,841
Plan administration services fees
  Class R2                                                                  10,570             13,424
  Class R3                                                                       6                  5
  Class R4                                                                       6                 31
Compensation of board members                                                5,941              5,478
Custodian fees                                                              32,965             30,298
Printing and postage                                                        87,093            103,860
Registration fees                                                          111,645             88,842
Professional fees                                                           28,938             28,767
Other                                                                       26,139             47,684
-----------------------------------------------------------------------------------------------------
Total expenses                                                           3,479,834          3,971,067
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                                  --           (490,945)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                       3,479,834          3,480,122
-----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          1,296,898         (2,463,560)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on securities transactions                     (5,067,749)       (11,574,905)
Net change in unrealized appreciation (depreciation) on
  investments                                                           49,011,835         64,605,903
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                          43,944,086         53,030,998
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $45,240,984       $ 50,567,438
-----------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                      SELIGMAN LARGE-CAP VALUE
                                                                                          FUND
YEAR ENDED DEC. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  1,296,898  $     995,159
Net realized gain (loss) on investments                              (5,067,749)     2,739,396
Net change in unrealized appreciation (depreciation) on
  investments                                                        49,011,835    (97,135,124)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      45,240,984    (93,400,569)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (93,513)      (673,493)
    Class B                                                                  --         (8,909)
    Class C                                                                  --        (33,288)
    Class I                                                             (32,461)           N/A
    Class R2                                                                 --        (36,514)
    Class R3                                                                 (5)           N/A
    Class R4                                                                 (6)           N/A
    Class R5                                                                 --       (144,686)
  Net realized gain
    Class A                                                             (28,761)      (186,866)
    Class B                                                                (916)       (22,599)
    Class C                                                              (6,099)       (93,331)
    Class I                                                              (3,312)           N/A
    Class R2                                                             (1,188)       (14,383)
    Class R3                                                                 (1)           N/A
    Class R4                                                                 (1)           N/A
    Class R5                                                               (100)       (22,267)
----------------------------------------------------------------------------------------------
Total distributions                                                    (166,363)    (1,236,336)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
40  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      SELIGMAN LARGE-CAP VALUE
                                                                                          FUND
YEAR ENDED DEC. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $126,075,217  $  31,962,898
  Class B shares                                                        678,008      1,193,131
  Class C shares                                                      5,481,625      8,266,235
  Class D shares*                                                           N/A      4,708,224
  Class I shares                                                     22,947,699            N/A
  Class R2 shares                                                     2,788,934      4,150,258
  Class R3 shares                                                         5,000            N/A
  Class R4 shares                                                         5,000            N/A
  Class R5 shares                                                     2,889,460      3,893,725
Reinvestment of distributions at net asset value
  Class A shares                                                        114,176        746,660
  Class B shares                                                            779         27,648
  Class C shares                                                          3,976        113,295
  Class I shares                                                         35,766            N/A
  Class R2 shares                                                           232         50,897
  Class R5 shares                                                           100        166,953
Conversions from Class B to Class A
  Class A shares                                                      2,386,379      3,862,244
  Class B shares                                                     (2,386,379)    (3,862,244)
Conversions from Class D to Class C*
  Class C shares                                                            N/A     36,097,524
  Class D shares                                                            N/A    (36,097,524)
Payments for redemptions
  Class A shares                                                    (41,221,591)   (49,173,595)
  Class B shares                                                     (2,390,549)    (7,636,483)
  Class C shares                                                    (11,519,949)   (15,329,060)
  Class D shares*                                                           N/A     (4,489,118)
  Class I shares                                                       (342,294)           N/A
  Class R2 shares                                                    (2,543,101)    (1,700,096)
  Class R5 shares                                                   (13,107,483)    (3,025,541)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    89,901,005    (26,073,969)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             134,965,626   (120,710,874)
Net assets at beginning of year                                     147,256,934    267,967,808
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $282,232,560  $ 147,256,934
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,294,762  $     123,849
----------------------------------------------------------------------------------------------


*   Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------




                                                                    SELIGMAN SMALLER-CAP VALUE
                                                                                          FUND
YEAR ENDED DEC. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ (2,463,560) $  (3,191,977)
Net realized gain (loss) on investments                             (11,574,905)        79,738
Net change in unrealized appreciation (depreciation) on
  investments                                                        64,605,903   (101,939,657)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      50,567,438   (105,051,896)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                  --     (1,580,566)
    Class B                                                                  --       (262,146)
    Class C                                                                  --       (959,601)
    Class R2                                                                 --       (161,099)
    Class R5                                                                 --       (144,624)
----------------------------------------------------------------------------------------------
Total distributions                                                          --     (3,108,036)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    SELIGMAN SMALLER-CAP VALUE
                                                                                          FUND
YEAR ENDED DEC. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 11,520,753  $  13,331,817
  Class B shares                                                        609,733        759,192
  Class C shares                                                      5,225,564      6,387,608
  Class D shares*                                                           N/A      3,979,168
  Class I shares                                                      5,601,641            N/A
  Class R2 shares                                                     3,386,757      6,219,479
  Class R3 shares                                                         2,500            N/A
  Class R4 shares                                                         2,500            N/A
  Class R5 shares                                                     1,570,581      2,739,959
Fund merger (Note 10)
  Class A shares                                                    148,890,856            N/A
  Class B shares                                                     19,215,577            N/A
  Class C shares                                                      3,223,958            N/A
  Class I shares                                                          5,741            N/A
  Class R2 shares                                                        20,090            N/A
  Class R3 shares                                                         2,569            N/A
  Class R4 shares                                                        36,103            N/A
  Class R5 shares                                                         2,590            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                             --      1,342,949
  Class B shares                                                             --        243,415
  Class C shares                                                             --        906,427
  Class R2 shares                                                            --        160,904
  Class R5 shares                                                            --        144,625
Conversion from Class B to Class A
  Class A shares                                                      1,518,332      3,755,295
  Class B shares                                                     (1,518,332)    (3,755,295)
Conversions from Class D to Class C*
  Class C shares                                                            N/A     44,023,620
  Class D shares                                                            N/A    (44,023,620)
Payments for redemptions
  Class A shares                                                    (38,463,894)   (49,872,309)
  Class B shares                                                     (3,756,664)    (6,588,545)
  Class C shares                                                    (10,820,381)   (18,214,348)
  Class D shares*                                                           N/A     (7,377,810)
  Class R2 shares                                                    (3,944,349)    (3,648,066)
  Class R5 shares                                                    (7,746,136)    (1,992,768)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   134,586,089    (51,478,303)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 9)                             28,080             --
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             185,181,607   (159,638,235)
Net assets at beginning of year                                     128,057,233    287,695,468
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $313,238,840  $ 128,057,233
----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (6,242) $      (1,991)
----------------------------------------------------------------------------------------------


* Effective May 16, 2008, Class D shares converted to Class C shares. Certain line items from the prior year have been renamed to conform to the current year presentation.
The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.
Seligman Large-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.77       $15.73      $14.43      $12.79      $11.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .10         .04         .05         .04
Net gains (losses) (both realized and
 unrealized)                                         2.45        (5.96)       1.26        1.60        1.13
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.55        (5.86)       1.30        1.65        1.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)        (.08)       (.00)(a)    (.01)       (.00)(a)
Distributions from realized gains                    (.00)(a)     (.02)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.01)        (.10)       (.00)(a)    (.01)       (.00)(a)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.31        $9.77      $15.73      $14.43      $12.79
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.07%      (37.20%)      9.03%      12.92%      10.08%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.61%        1.61%       1.51%       1.54%       1.61%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .87%         .72%        .29%        .40%        .36%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $203          $83        $148        $137        $105
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               24%          28%         18%         30%         30%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.29       $14.96      $13.82      $12.33      $11.28
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        (.01)       (.07)       (.05)       (.04)
Net gains (losses) (both realized and
 unrealized)                                         2.34        (5.63)       1.21        1.54        1.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.33        (5.64)       1.14        1.49        1.05
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)         --          --          --
Distributions from realized gains                    (.00)(a)     (.02)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)     (.03)         --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.62        $9.29      $14.96      $13.82      $12.33
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.10%      (37.68%)      8.25%      12.08%       9.31%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.54%        2.37%       2.26%       2.29%       2.36%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.08%)       (.04%)      (.47%)      (.35%)      (.39%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6           $9         $26         $37         $51
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               24%          28%         18%         30%         30%
----------------------------------------------------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.30       $14.95      $13.82      $12.32      $11.28
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        (.01)       (.07)       (.05)       (.04)
Net gains (losses) (both realized and
 unrealized)                                         2.34        (5.61)       1.20        1.55        1.08
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.33        (5.62)       1.13        1.50        1.04
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)         --          --          --
Distributions from realized gains                    (.00)(a)     (.02)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)     (.03)         --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.63        $9.30      $14.95      $13.82      $12.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.07%      (37.58%)      8.18%      12.18%       9.22%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.51%        2.37%       2.26%       2.29%       2.36%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.05%)       (.04%)      (.47%)      (.35%)      (.39%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $41          $38         $34         $36         $38
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               24%          28%         18%         30%         30%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Seligman Large-Cap Value Fund


                                                   YEAR ENDED
CLASS I                                             DEC. 31,
PER SHARE DATA                                       2009(c)
Net asset value, beginning of period                 $11.64
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .08
Net gains (losses) (both realized and
 unrealized)                                            .90
-------------------------------------------------------------
Total from investment operations                        .98
-------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.02)
Distributions from realized gains                      (.00)(a)
-------------------------------------------------------------
Total distributions                                    (.02)
-------------------------------------------------------------
Net asset value, end of period                       $12.60
-------------------------------------------------------------
TOTAL RETURN                                          8.41%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                         .89%(d)
-------------------------------------------------------------
Net investment income (loss)                          1.66%(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $24
-------------------------------------------------------------
Portfolio turnover rate                                 24%
-------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.70       $15.63      $14.38      $12.76      $11.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .06         .00(a)      .02         .01
Net gains (losses) (both realized and
 unrealized)                                         2.45        (5.91)       1.25        1.60        1.13
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.49        (5.85)       1.25        1.62        1.14
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.06)         --          --          --
Distributions from realized gains                    (.00)(a)     (.02)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)     (.08)         --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.19        $9.70      $15.63      $14.38      $12.76
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       25.69%      (37.41%)      8.69%      12.70%       9.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.04%        1.87%       1.76%       1.79%       1.86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .41%         .46%        .03%        .15%        .11%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8           $6          $8          $3          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               24%          28%         18%         30%         30%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
46  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Large-Cap Value Fund


                                                   YEAR ENDED
CLASS R3                                            DEC. 31,
PER SHARE DATA                                       2009(c)
Net asset value, beginning of period                 $11.28
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .05
Net gains (losses) (both realized and
 unrealized)                                            .87
-------------------------------------------------------------
Total from investment operations                        .92
-------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)
Distributions from realized gains                      (.00)(a)
-------------------------------------------------------------
Total distributions                                    (.01)
-------------------------------------------------------------
Net asset value, end of period                       $12.19
-------------------------------------------------------------
TOTAL RETURN                                          8.17%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                        1.47%(d)
-------------------------------------------------------------
Net investment income (loss)                          1.08%(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 24%
-------------------------------------------------------------



                                                   YEAR ENDED
CLASS R4                                            DEC. 31,
PER SHARE DATA                                       2009(c)
Net asset value, beginning of period                 $11.64
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            .07
Net gains (losses) (both realized and
 unrealized)                                            .89
-------------------------------------------------------------
Total from investment operations                        .96
-------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.01)
Distributions from realized gains                      (.00)(a)
-------------------------------------------------------------
Total distributions                                    (.01)
-------------------------------------------------------------
Net asset value, end of period                       $12.59
-------------------------------------------------------------
TOTAL RETURN                                          8.29%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                        1.21%(d)
-------------------------------------------------------------
Net investment income (loss)                          1.34%(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                 24%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Seligman Large-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.96       $16.04      $14.64      $12.96      $11.70
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11          .18         .13         .13         .12
Net gains (losses) (both realized and
 unrealized)                                         2.55        (6.10)       1.28        1.64        1.14
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.66        (5.92)       1.41        1.77        1.26
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.14)       (.01)       (.09)       (.00)(a)
Distributions from realized gains                    (.00)(a)     (.02)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.00)(a)     (.16)       (.01)       (.09)       (.00)(a)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.62        $9.96      $16.04      $14.64      $12.96
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.72%      (36.84%)      9.62%      13.66%      10.78%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.48%         .98%        .95%        .97%        .97%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.10%        1.35%        .85%        .97%       1.00%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $10         $15         $13         $11
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               24%          28%         18%         30%         30%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares (in existence on or before June 13, 2009) were redesignated as Class R2 and Class R5 shares, respectively.
(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) For the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009.
(d) Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
48  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.23       $15.92      $17.67      $15.82      $16.78
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.17)       (.21)       (.22)       (.16)
Net gains (losses) (both realized and
 unrealized)                                         3.48        (6.33)       1.43        3.51        (.37)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.36        (6.50)       1.22        3.29        (.53)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --         (.19)      (2.97)      (1.44)       (.43)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.59        $9.23      $15.92      $17.67      $15.82
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.40%(a)   (41.19%)      6.26%      21.38%      (3.08%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.00%        1.89%       1.71%       1.74%       1.76%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.69%        1.89%       1.71%       1.74%       1.76%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.12%)      (1.30%)     (1.17%)     (1.27%)     (1.01%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $221          $66        $155        $168        $174
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                7%          16%         27%         35%         25%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Seligman Smaller-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.23       $14.34      $16.30      $14.79      $15.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.18)        (.24)       (.32)       (.32)       (.26)
Net gains (losses) (both realized and
 unrealized)                                         3.10        (5.68)       1.33        3.27        (.36)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.92        (5.92)       1.01        2.95        (.62)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --         (.19)      (2.97)      (1.44)       (.43)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.15        $8.23      $14.34      $16.30      $14.79
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.48%(a)   (41.68%)      5.47%      20.56%      (3.84%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.77%        2.64%       2.46%       2.48%       2.51%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.46%        2.64%       2.46%       2.48%       2.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.88%)      (2.05%)     (1.92%)     (2.02%)     (1.76%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $26           $8         $27         $41         $56
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                7%          16%         27%         35%         25%
----------------------------------------------------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.24       $14.34      $16.30      $14.80      $15.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)        (.23)       (.32)       (.32)       (.26)
Net gains (losses) (both realized and
 unrealized)                                         3.12        (5.68)       1.33        3.26        (.35)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.93        (5.91)       1.01        2.94        (.61)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --         (.19)      (2.97)      (1.44)       (.43)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.17        $8.24      $14.34      $16.30      $14.80
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.56%(a)   (41.61%)      5.47%      20.48%      (3.78%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.90%        2.63%       2.46%       2.48%       2.51%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.67%        2.63%       2.46%       2.48%       2.51%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.10%)      (2.05%)     (1.92%)     (2.02%)     (1.76%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $47          $37         $32         $36         $38
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                7%          16%         27%         35%         25%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
50  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund


                                                   YEAR ENDED
CLASS I                                             DEC. 31,
PER SHARE DATA                                       2009(d)
Net asset value, beginning of period                 $11.86
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.01)
Net gains (losses) (both realized and
 unrealized)                                           1.50
-------------------------------------------------------------
Total from investment operations                       1.49
-------------------------------------------------------------
Net asset value, end of period                       $13.35
-------------------------------------------------------------
TOTAL RETURN                                         12.56%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                        1.14%(e)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                               .88%(e)
-------------------------------------------------------------
Net investment income (loss)                          (.23%)(e)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $6
-------------------------------------------------------------
Portfolio turnover rate                                  7%
-------------------------------------------------------------



                                                                     YEAR ENDED DEC. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.08       $15.70      $17.53      $15.72      $16.73
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)        (.19)       (.25)       (.26)       (.20)
Net gains (losses) (both realized and
 unrealized)                                         3.43        (6.24)       1.39        3.51        (.38)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.27        (6.43)       1.14        3.25        (.58)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --         (.19)      (2.97)      (1.44)       (.43)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.35        $9.08      $15.70      $17.53      $15.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.01%(a)   (41.32%)      5.83%      21.27%      (3.39%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.31%        2.14%       1.96%       1.99%       2.01%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.19%        2.14%       1.96%       1.99%       2.01%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.62%)      (1.55%)     (1.42%)     (1.52%)     (1.26%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $11           $9         $11          $4          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                7%          16%         27%         35%         25%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  51

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Seligman Smaller-Cap Value Fund


                                                   YEAR ENDED
CLASS R3                                            DEC. 31,
PER SHARE DATA                                       2009(d)
Net asset value, beginning of period                 $11.01
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.04)
Net gains (losses) (both realized and
 unrealized)                                           1.40
-------------------------------------------------------------
Total from investment operations                       1.36
-------------------------------------------------------------
Net asset value, end of period                       $12.37
-------------------------------------------------------------
TOTAL RETURN                                         12.35%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                        1.73%(e)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                              1.44%(e)
-------------------------------------------------------------
Net investment income (loss)                          (.82%)(e)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                  7%
-------------------------------------------------------------



                                                   YEAR ENDED
CLASS R4                                            DEC. 31,
PER SHARE DATA                                       2009(d)
Net asset value, beginning of period                 $11.86
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (.03)
Net gains (losses) (both realized and
 unrealized)                                           1.51
-------------------------------------------------------------
Total from investment operations                       1.48
-------------------------------------------------------------
Net asset value, end of period                       $13.34
-------------------------------------------------------------
TOTAL RETURN                                         12.48%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                        1.43%(e)
-------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                              1.18%(e)
-------------------------------------------------------------
Net investment income (loss)                          (.58%)(e)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $--
-------------------------------------------------------------
Portfolio turnover rate                                  7%
-------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
52  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman Smaller-Cap Value Fund


                                                                     YEAR ENDED DEC. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.72       $16.65      $18.26      $16.21      $17.09
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.09)        (.08)       (.12)       (.12)       (.07)
Net gains (losses) (both realized and
 unrealized)                                         3.72        (6.66)       1.48        3.61        (.38)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.63        (6.74)       1.36        3.49        (.45)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --         (.19)      (2.97)      (1.44)       (.43)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.35        $9.72      $16.65      $18.26      $16.21
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       37.35%(a)   (40.82%)      6.85%      22.11%      (2.56%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.51%        1.19%       1.15%       1.18%       1.18%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.46%        1.19%       1.15%       1.18%       1.18%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.88%)       (.61%)      (.61%)      (.71%)      (.43%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $7         $11         $10          $9
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                7%          16%         27%         35%         25%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares (in existence on or before June 13, 2009) were redesignated as Class R2 and Class R5 shares, respectively.
(a) In May, 2009, the Fund received its portion of the proceeds form a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Each Fund is a series of Seligman Value Fund Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. Each Fund has one billion authorized shares of capital stock.

Seligman Large-Cap Value Fund (Large-Cap Value Fund) -- generally invests at least 80% of its net assets in the common stock of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

Seligman Smaller-Cap Value Fund (Smaller-Cap Value Fund) -- generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund.

Each Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R and Class I* shares were redesignated as Class R2 and Class R5 shares, respectively. Class R2 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

- Class I*, Class R3 and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. These shares became available Aug. 3, 2009.

* All references within the report reflect the redesignated share classes (i.e., the Class I shares in existence on or before June 13, 2009 are reflected as Class R5 shares, and the Class I shares reflected are a new share class for each Fund).


--------------------------------------------------------------------------------
54  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Effective May 16, 2008, Class D shares converted to Class C shares and as of this date the Funds no longer offer Class D shares.

At Dec. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and RiverSource Investments owned 100% of Class R3 and Class R4 shares of Large-Cap Value Fund.

At Dec. 31, 2009, RiverSource Investments and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and RiverSource Investments owned 100% of Class R3 shares of Smaller-Cap Value Fund.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP, but, rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Funds' financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by each Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the

--------------------------------------------------------------------------------
56  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Funds are evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid at the end of the calendar year, when available, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 29, 2009, the management fee is equal to a percentage of each Fund's average daily net assets that declines as the Fund's assets increase. The annual percentage range for each Fund is as follows:

FUND                                          PERCENTAGE RANGE
--------------------------------------------------------------
Large-Cap Value Fund                          0.755% to 0.565%
Smaller-Cap Value Fund                        0.935% to 0.745%


Prior to June 29, 2009, the Investment Manager received an annual fee equal to a percentage of each Fund's average daily net assets:

FUND                                              PERCENTAGE
------------------------------------------------------------
Large-Cap Value Fund                                 0.80%
Smaller-Cap Value Fund                               1.00%


The management fee for the year ended Dec. 31, 2009 is the following percentage of each Fund's average daily net assets:

FUND                                              PERCENTAGE
------------------------------------------------------------
Large-Cap Value Fund                                 0.77%
Smaller-Cap Value Fund                               0.96%




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58  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The reduction in the investment management services fee applicable to each Fund on June 29, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to each Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 29, 2009, each Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                           PERCENTAGE RANGE
---------------------------------------------------------------
Large-Cap Value Fund                            0.06% to 0.03%
Smaller-Cap Value Fund                          0.08% to 0.05%


The fee for the period from June 29, 2009 through Dec. 31, 2009 was the following percentage of each Fund's average daily net assets:

FUND                                              PERCENTAGE
------------------------------------------------------------
Large-Cap Value Fund                                 0.04%
Smaller-Cap Value Fund                               0.06%


Prior to June 29, 2009, Ameriprise Financial administered certain aspects of each Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by corresponding decreases in the investment management fees charged to each Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as each Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $989 for Large-Cap Value Fund and $1,164 for Smaller-Cap Value Fund.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Funds under the 1940 Act may defer receipt of their

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Funds or other funds in the RiverSource Family of Funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Effective June 15, 2009, under a Transfer Agency Agreement (the Agreement), RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records and provides Fund shareholder services. Under the Agreement, each Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by each Fund or its designated agent for Class A, Class B and Class C shares. Each Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of each Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies, provided shareholder servicing and transfer agency services to each Fund, as well as certain other Seligman funds. In January 2009, the Board approved each Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Jan. 1, 2009 to June 15, 2009, SDC charged $304,536 and $311,151 to Large-Cap Value Fund and Smaller-Cap Value Fund, respectively, for shareholder account and transfer agent services in accordance with a methodology approved by each Fund's Board. Class R5 shares received more limited shareholder services than each Fund's other classes of shares. SDC did not allocate to Class R5 the costs of any of its departments that did not provide services to the Class R5 shareholders. Costs of SDC directly attributable to other classes of each Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class R5 shares were charged to Class R5. The remaining charges were allocated to all classes by SDC pursuant

--------------------------------------------------------------------------------
60  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of each Fund's relationship with SDC, each Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $204,145, or 0.11% of Large-Cap Value Fund's and $176,784, or 0.10% of Smaller-Cap Value Fund's average daily net assets for the year ended Dec. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations. The Non-Recurring charges are included in each Fund's total expenses and are, therefore, subject to any expense waivers/reimbursements described below.

Each Fund and certain other associated investment companies (together, the Guarantors) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2009, each Fund's total potential future obligation over the life of the Guaranty was $214,203 and $187,604 for Large-Cap Value Fund and Smaller-Cap Value Fund, respectively. The liability remaining at Dec. 31, 2009 for Non-Recurring Charges amounted to $109,883 and $96,221 for Large-Cap Value Fund and Smaller-Cap Value Fund, respectively, and is included within accrued transfer agency fees in the Statements of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, each Fund pays the Transfer Agent an annual fee at a rate of 0.25% of each Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
Each Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of each Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% of the fee was reimbursed for distribution expenses. For Class R

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee was reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

FUND                                          CLASS B    CLASS C
-----------------------------------------------------------------
Large-Cap Value Fund                         $116,000  $2,907,000
Smaller-Cap Value Fund                        102,000   2,722,000


These amounts are based on the most recent information available as of Oct. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended Dec. 31, 2009 were as follows:

FUND                                     CLASS A  CLASS B  CLASS C
------------------------------------------------------------------
Large-Cap Value Fund                     $70,131  $ 8,536   $4,883
Smaller-Cap Value Fund                    59,632   12,116    1,823


Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period from Aug. 10, 2009 through Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses on Smaller-Cap Value Fund such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A.............................................  1.69%
Class B.............................................  2.46
Class C.............................................  2.67
Class I.............................................  0.88
Class R2............................................  2.19
Class R3............................................  1.44
Class R4............................................  1.18
Class R5............................................  1.46


The waived/reimbursed fees and expenses for transfer agency fees at the class level for Smaller-Cap Value Fund were as follows:

Class A..........................................  $161,535
Class B..........................................    19,959
Class C..........................................    40,787
Class R3.........................................         1




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62  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The management fees waived/reimbursed at the Fund level for Smaller-Cap Value Fund were $268,663.

Effective Aug. 10, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses on Smaller-Cap Value Fund until Feb. 28, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.33%
Class B.............................................  2.10
Class C.............................................  2.09
Class I.............................................  0.88
Class R2............................................  1.68
Class R3............................................  1.43
Class R4............................................  1.18
Class R5............................................  0.93


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2009, cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                       PURCHASES     PROCEEDS
------------------------------------------------------------------
Large-Cap Value Fund                     $136,827,614  $45,557,262
Smaller-Cap Value Fund                    128,037,111*  51,756,875


* Includes $115,561,133 from RiverSource Small Cap Advantage Fund that was acquired in the fund merger as described in Note 10. This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                              LARGE-CAP VALUE FUND   SMALLER-CAP VALUE FUND
                             ----------------------  ----------------------
YEAR ENDED DEC. 31,             2009       2008(a)      2009       2008(a)
---------------------------------------------------------------------------
CLASS A
Sold                         11,524,294   2,425,751   1,110,302   1,055,279
Fund merger                         N/A         N/A  12,707,984         N/A
Converted from Class B(b)       249,178     279,958     152,911     295,701
Reinvested distributions          9,230      81,160          --     101,893
Redeemed                     (3,815,370) (3,697,343) (3,603,696) (3,993,582)
---------------------------------------------------------------------------
Net increase (decrease)       7,967,332    (910,474) 10,367,501  (2,540,709)
---------------------------------------------------------------------------

CLASS B
Sold                             69,841      93,476      65,161      65,256
Fund merger                         N/A         N/A   1,847,310         N/A
Reinvested distributions             67       3,207          --      20,611
Converted to Class A(b)        (261,578)   (295,263)   (171,802)   (329,635)
Redeemed                       (243,893)   (609,698)   (394,875)   (594,941)
---------------------------------------------------------------------------
Net increase (decrease)        (435,563)   (808,278)  1,345,794    (838,709)
---------------------------------------------------------------------------

CLASS C
Sold                            553,859     714,561     594,260     606,541
Fund merger                         N/A         N/A     309,597         N/A
Converted from Class D(c)           N/A   2,417,785         N/A   3,285,345
Reinvested distributions            340      13,145          --      76,686
Redeemed                     (1,193,070) (1,315,399) (1,242,602) (1,700,317)
---------------------------------------------------------------------------
Net increase (decrease)        (638,871)  1,830,092    (338,745)  2,268,255
---------------------------------------------------------------------------

CLASS D(c)
Sold                                N/A     330,752         N/A     312,475
Converted to Class C                N/A  (2,422,653)        N/A  (3,290,256)
Redeemed                            N/A    (319,920)        N/A    (580,597)
---------------------------------------------------------------------------
Net increase (decrease)             N/A  (2,411,821)        N/A  (3,558,378)
---------------------------------------------------------------------------

CLASS I(d)
Sold                          1,918,543         N/A     471,357         N/A
Fund merger                         N/A         N/A         463         N/A
Reinvested distributions          2,825         N/A          --         N/A
Redeemed                        (27,204)        N/A          --         N/A
---------------------------------------------------------------------------
Net increase (decrease)       1,894,164         N/A     471,820         N/A

---------------------------------------------------------------------------


--------------------------------------------------------------------------------
64  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                              LARGE-CAP VALUE FUND   SMALLER-CAP VALUE FUND
                             ----------------------  ----------------------
YEAR ENDED DEC. 31,             2009       2008(a)      2009       2008(a)
---------------------------------------------------------------------------
CLASS R2(e)
Sold                            269,139     315,260     354,494     503,827
Fund merger                         N/A         N/A       1,746         N/A
Reinvested distributions             19       5,585          --      12,396
Redeemed                       (256,920)   (139,814)   (424,437)   (295,884)
---------------------------------------------------------------------------
Net increase (decrease)          12,238     181,031     (68,197)    220,339
---------------------------------------------------------------------------

CLASS R3(d)
Sold                                443         N/A         227         N/A
Fund merger                         N/A         N/A         223         N/A
---------------------------------------------------------------------------
Net increase (decrease)             443         N/A         450         N/A
---------------------------------------------------------------------------

CLASS R4(d)
Sold                                430         N/A         211         N/A
Fund merger                         N/A         N/A       2,911         N/A
---------------------------------------------------------------------------
Net increase (decrease)             430         N/A       3,122         N/A
---------------------------------------------------------------------------

CLASS R5(e)
Sold                            348,757     302,874     175,086     227,964
Fund merger                         N/A         N/A         209         N/A
Reinvested distributions              8      17,757          --      10,450
Redeemed                     (1,341,072)   (235,673)   (801,588)   (156,839)
---------------------------------------------------------------------------
Net increase (decrease)        (992,307)     84,958    (626,293)     81,575
---------------------------------------------------------------------------


(a) Certain line items from the prior year have been removed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Dec. 31, 2009.
(e) Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of each Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of each Fund into authorized investments pursuant to the Agreement.

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities on loan were as follows:

                                          SECURITIES     SECURED BY
FUND                                      VALUED AT   CASH COLLATERAL
---------------------------------------------------------------------
Large-Cap Value Fund                     $40,967,728    $42,571,172
Smaller-Cap Value Fund                    61,710,085     64,096,027


Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify each Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by each Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, each Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. For the year ended Dec. 31, 2009 these amounts were as follows:

FUND                                                 AMOUNT
-----------------------------------------------------------
Large-Cap Value Fund                                $16,667
Smaller-Cap Value Fund                               29,215


Each Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

Each Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of each Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2009 were as follows:

FUND                                       PURCHASES     PROCEEDS
-------------------------------------------------------------------
Large-Cap Value Fund                     $106,662,728  $106,662,728
Smaller-Cap Value Fund                     12,093,831    12,093,831




--------------------------------------------------------------------------------
66  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The income distributions received with respect to each Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations.

8. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between each Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between each Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, each Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited each Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


purposes and was subject to certain other customary restrictions. Each Fund had no borrowings during the year ended Dec. 31, 2009.

9. PROCEEDS FROM REGULATORY SETTLEMENT

In May 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, Smaller-Cap Value Fund received $28,080, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

10. FUND MERGER

At the close of business on Sept. 11, 2009, Smaller-Cap Value Fund acquired the assets and assumed the identified liabilities of RiverSource Small Cap Advantage Fund (Small Cap Advantage Fund). The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Smaller-Cap Value Fund immediately before the acquisition were $137,659,486 and the combined net assets immediately after the acquisition were $309,056,970.

The merger was accomplished by a tax-free exchange of 47,329,029 shares of Small Cap Advantage Fund valued at $171,397,484.

In exchange for the Small Cap Advantage Fund shares and net assets, Smaller-Cap Value Fund issued the following number of shares:

                                                    SHARES
------------------------------------------------------------
Class A.........................................  12,707,984
Class B.........................................   1,847,310
Class C.........................................     309,597
Class I.........................................         463
Class R2........................................       1,746
Class R3........................................         223
Class R4........................................       2,911
Class R5........................................         209


For financial reporting purposes, net assets received and shares issued by Smaller-Cap Value Fund were recorded at fair value; however, Small Cap Advantage Fund's cost of investments was carried forward to align ongoing reporting of Smaller-Cap Value Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.


--------------------------------------------------------------------------------
68  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The components of Small Cap Advantage Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                             EXCESS OF
                                                                        DISTRIBUTIONS OVER
                 TOTAL        CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
              NET ASSETS       STOCK     APPRECIATION   REALIZED LOSS         INCOME
------------------------------------------------------------------------------------------
             $171,397,485  $257,591,206   $56,018,774   $(142,209,802)        $(2,693)


The financial statements reflect the operations of Smaller-Cap Value Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Small Cap Advantage Fund that have been included in the combined Fund's Statement of Operations since the merger was completed. Assuming the merger had been completed on Jan. 1, 2009, Smaller-Cap Value Fund's pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended Dec. 31, 2009 would have been $(2.9) million, $(5.2) million, and $90.5 million, respectively.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

In the Statement of Assets and Liabilities for Smaller-Cap Value Fund, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $2,462,002 resulting in a reclassification adjustment to decrease paid-in capital by $2,462,002.

The tax character of distributions paid for the years indicated is as follows:

                                      2009                     2008
                             ORDINARY    LONG-TERM    ORDINARY     LONG-TERM
YEAR ENDED DEC. 31,           INCOME   CAPITAL GAIN    INCOME    CAPITAL GAIN
-----------------------------------------------------------------------------
Large-Cap Value Fund         $125,985     $40,378    $  896,890   $  339,446
Smaller-Cap Value Fund             --          --     1,733,958    1,374,078




--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

                       UNDISTRIBUTED   UNDISTRIBUTED   ACCUMULATED     UNREALIZED
                          ORDINARY      ACCUMULATED      REALIZED     APPRECIATION
YEAR ENDED DEC. 31,        INCOME     LONG-TERM GAIN       LOSS      (DEPRECIATION)
-----------------------------------------------------------------------------------
Large-Cap Value Fund     $1,300,619     $1,458,287    $  (3,224,311)   $16,451,172
Smaller-Cap Value
  Fund                           --             --     (153,343,213)    89,979,828


For federal income tax purposes, Smaller-Cap Value Fund had a capital loss carry-over of $153,343,213 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

    2015           2016            2017
$22,627,649    $115,478,130    $15,237,434


Smaller-Cap Value Fund acquired $141,536,445 of capital loss carry-overs in connection with the Small Cap Advantage Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, each Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, Large Cap Value Fund had a post-October loss of $3,224,311 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that each Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Feb. 22, 2010, the date of issuance of each Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.


--------------------------------------------------------------------------------
70  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
72  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN LARGE-CAP VALUE FUND AND SELIGMAN SMALLER-CAP VALUE FUND:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund (the Funds) (the two portfolios constituting the Seligman Value Fund Series, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights, for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Funds for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
74  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Seligman Value Fund Series, Inc. at December 31, 2009, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  75

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Seligman Large-Cap Value Fund
Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


CAPITAL GAIN DISTRIBUTION - the Fund designates $40,378 to be taxed as a long-term capital gain.

Seligman Smaller-Cap Value Fund
Fiscal year ended Dec. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund had no distributions for the year ended Dec. 31, 2009.

The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
76  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  77

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
78  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting seligman.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  79

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Money Laundering Prevention Officer and
                                                 Identity Theft Prevention Officer for each of the
                                                 Seligman funds, 2008-2009, Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
80  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting seligman.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting seligman.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                                  SELIGMAN VALUE FUNDS -- 2009 ANNUAL REPORT  81

SELIGMAN VALUE FUNDS
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman(R) mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2010 RiverSource Investments, LLC.                                 SL-9911 A (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

            (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

            (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
            P. Jones, each qualify as audit committee financial experts.

Item 4.     Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Value Fund Series, Inc. were as follows:

                                 2009 - $39,530

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the transfer agent 17Ad-13 review and other consultations and services required to complete the audit for Seligman Value Fund Series, Inc. were as follows:

                                 2009 - $3,749

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Value Fund Series, Inc. were as follows:

                                 2009 - $6,360

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Value Fund Series, Inc. were as follows:

                                 2009 - $0

      (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)   Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2009 - $808,795

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.     Audit Committee of Listed Registrants. Not applicable.

Item 6.     Investments.

(a)   The complete schedule of investments is included in Item 1 of this Form
      N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.    Submission of matters to a vote of security holders. Not applicable.

Item 11.    Controls and Procedures.

            (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

            (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

            (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

            (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
            Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

            (a)(3) Not applicable.

            (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Seligman Value Fund Series, Inc.

By /s/ Patrick T. Bannigan
       -----------------------------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date   March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Patrick T. Bannigan
       -----------------------------------------
       Patrick T. Bannigan
       President and Principal Executive Officer

Date   March 5, 2010

By /s/ Jeffrey P. Fox
       -----------------------------------------
       Jeffrey P. Fox
       Treasurer and Principal Financial Officer

Date   March 5, 2010